Dreyfus A Bonds Plus, Inc.


      ANNUAL REPORT March 31, 2003



The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                    THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             7   Statement of Investments

                            16   Statement of Financial Futures

                            17   Statement of Assets and Liabilities

                            18   Statement of Operations

                            19   Statement of Changes in Net Assets

                            20   Financial Highlights

                            21   Notes to Financial Statements

                            30   Report of Independent Auditors

                            31   Important Tax Information

                            32   Proxy Results

                            33   Board Members Information

                            35   Officers of the Fund

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                   Back Cover

                                                                        The Fund

                                                                         Dreyfus

                                                              A Bonds Plus, Inc.

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This annual report for Dreyfus A Bonds Plus, Inc. covers the 12-month period from April 1, 2002, through March 31, 2003. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with Gerald E. Thunelius, portfolio manager and Director of the Dreyfus Taxable Fixed Income Team that manages the fund.

A number of economic and political factors continued to support higher overall bond prices during the reporting period. Faced with escalating tensions leading to the start of the war in Iraq, many investors preferred fixed-income securities over stocks. We believe that rising geopolitical tensions also contributed to the ongoing sluggishness of the U.S. economy, as many corporations apparently decided to wait until the situation in Iraq is resolved before committing to new capital spending. For its part, the Federal Reserve Board contributed to the bond market's strength by further reducing short-term interest rates in November 2002.

The result of these influences has been attractive total returns from many fixed-income investments, especially those with relatively heavy exposure to bonds that are more interest-rate-sensitive, such as most U.S. government securities. While history suggests that bond prices should moderate if the economy strengthens, we believe that the economy is unlikely to make significant gains until current uncertainties are resolved.

In the meantime, we believe it is more important than ever to follow a disciplined approach to investing. While it may be tempting to shift assets between stocks and bonds in response to near-term economic and market forces, adherence to your longstanding asset allocation strategy may be the most prudent course for the long term. Your financial advisor can help you to ensure that your portfolio reflects your investment needs, long-term goals and attitudes toward risk.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
April 15, 2003

2


DISCUSSION OF FUND PERFORMANCE

Gerald E. Thunelius, Portfolio Manager

Dreyfus Taxable Fixed Income Team

How did Dreyfus A Bonds Plus, Inc. perform relative to its benchmark?

For the 12-month period ended March 31, 2003, the fund achieved a total return of 10.30% and produced aggregate income dividends of $0.688 per share.(1) In comparison, the Lehman Brothers Aggregate Bond Index (the "Index"), the fund's benchmark index, achieved a total return of 11.69% for the same period.(2)

The fund' s and the market' s strong returns were primarily the result of declining interest rates and heightened investor demand for high-quality investments in a sluggish economy. Bonds that are more interest-rate-sensitive produced attractive returns during most of the reporting period, while bonds that are more sensitive to changes in their issuers' credit quality performed relatively poorly early in the period but rebounded strongly during the second half of the reporting period. The fund produced a lower return than that of the Index, primarily because of differences in the composition of the fund and Index. The Index tracks approximately 7,000 bonds, including many small, illiquid issues that are unavailable to the fund. This hurt the fund's relative returns during a reporting period in which the 50 largest bonds within the Index, many of which are in the fund's portfolio, trailed the averages.

What is the fund's investment approach?

The fund seeks to maximize total return, consisting of capital appreciation and current income. The fund invests at least 80% of its assets in bonds that, when purchased, are rated single-A or better, or if unrated, deemed to be of comparable quality by Dreyfus. While the fund may invest in a broad array of bonds, the portfolio has recently concentrated primarily on corporate securities, and we currently expect to maintain that focus for the near term. Of course, portfolio composition is subject to change at any time.

                                                                     The Fund 3


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

When selecting securities for the fund, we first examine U.S. and global economic conditions and other market factors in an effort to determine what we believe is the likely direction of long- and short-term interest rates. Using a research-driven investment process, we then attempt to identify potentially profitable sectors before they are widely perceived by the market. Finally, we look for underpriced or mispriced securities within those sectors that, in our opinion, appear likely to perform well over time.

What other factors influenced the fund's performance?

The various sectors of the U.S. bond market were affected by a struggling economy and changes in investor sentiment. During the reporting period's first half, U.S. Treasury and agency mortgage-backed securities, which are backed by direct and indirect government guarantees, respectively, benefited from a combination of lower interest rates and heightened investor demand for high-quality securities. Because of the slow-growing economy, widespread corporate scandals and rising international tensions, investors generally preferred these securities to stocks and many corporate bonds.

During the second half of the reporting period, however, investors apparently became less risk-averse as they increasingly turned their attention to corporate bonds. In our view, investors began to respond to the lower prices and higher yields corporate bonds offered compared to U.S. government securities. In addition, investors responded favorably as many corporations addressed previous credit-quality concerns by reducing their debt loads and de-leveraging their balance sheets.

During the reporting period, we generally emphasized corporate bonds over U.S. Treasury securities or mortgage-backed securities issued by U.S. government agencies. As yield differences between corporate bonds and U.S. government securities reached relatively wide levels early in the reporting period, we believed that corporate securities offered attractively high yields at compellingly low prices. While this

4

emphasis held back the fund's performance during the reporting period's first half, it benefited returns when corporate bonds rallied strongly during the reporting period' s second half.

The fund' s holdings of mortgage-backed securities performed relatively well through the end of 2002, when we reduced the fund's position because of valuation concerns. As a result, the fund was less exposed than the Index to weakness in the agency mortgage-backed sector during the first quarter of 2003. Similarly, we maintained generally light exposure to U.S. Treasury securities, which we regarded as fully valued. Our holdings in this area generally focused on Treasury Inflation Protected Securities (TIPS), which performed relatively strongly amid a modest rise in some investors' inflation concerns.

What is the fund's current strategy?

We continue to maintain our emphasis on corporate bonds, which comprised approximately 40% of the fund's total assets at the end of the reporting period. Although the bulk of the benefits of de-leveraging may be behind us, we believe that corporate bonds have more room to rise, especially if the economy gains momentum. At the same time, we continue to maintain relatively light exposure to U.S. Treasury and mortgage-backed securities, which we believe may lose value if interest rates rise. In our view, these are prudent strategies in today's uncertain economic environment.

April 15, 2003

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE LEHMAN BROTHERS AGGREGATE BOND INDEX IS A WIDELY ACCEPTED, UNMANAGED TOTAL RETURN INDEX OF CORPORATE, U.S. GOVERNMENT AND U.S. GOVERNMENT AGENCY DEBT INSTRUMENTS, MORTGAGE-BACKED SECURITIES AND ASSET-BACKED SECURITIES WITH AN AVERAGE MATURITY OF 1-10 YEARS.

                                                                     The Fund 5

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus A Bonds Plus, Inc. and the Lehman Brothers Aggregate Bond Index
--------------------------------------------------------------------------------

Average Annual Total Returns AS OF 3/31/03

                      1 Year             5 Years          10 Years
---------------------------------------------------------------------------

FUND                  10.30%              5.50%             6.13%

((+)) SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. THE FUND'S PERFORMANCE SHOWN IN THE GRAPH AND TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN DREYFUS A BONDS PLUS, INC. ON 3/31/93 TO A $10,000 INVESTMENT MADE IN THE LEHMAN BROTHERS AGGREGATE BOND INDEX (THE "INDEX") ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE FEES AND EXPENSES. THE INDEX IS A WIDELY ACCEPTED, UNMANAGED TOTAL RETURN INDEX OF CORPORATE, GOVERNMENT AND GOVERNMENT AGENCY DEBT INSTRUMENTS, MORTGAGE-BACKED SECURITIES AND ASSET-BACKED SECURITIES WITH AN AVERAGE MATURITY OF 1-10 YEARS AND DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.

6


STATEMENT OF INVESTMENTS

March 31, 2003

                                                                                               Principal
BONDS AND NOTES--93.0%                                                                         Amount(a)             Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

AIRLINES--.5%

Continental Airlines,

  Pass-Through Ctfs.:

      Ser. 1998-1, Cl. A, 6.648%, 2017                                                          348,592                 283,908

      Ser. 1999-1, Cl. A, 6.545%, 2020                                                        1,279,574                1,052,485

      Ser. 2000-2, Cl. A1, 7.707%, 2021                                                       1,657,741                1,357,711

USAir,

  Enhanced Equipment Notes,

   Ser. C, 8.93%, 2009                                                                          904,468  (b)             158,282

                                                                                                                       2,852,386

ASSET-BACKED CTFS./CREDIT CARDS--.8%

MBNA Master Credit Card Note Trust,

   Ser. 2002-C1, Cl. C1, 6.8%, 2014                                                           4,884,000                5,088,640

ASSET-BACKED CTFS./EQUIPMENT--.5%

Pegasus Aviation Lease Securitization,

   Ser. 2001-1, Cl. A1, 1.973%, 2015                                                          4,307,276  (c,d)         2,972,020

AUTO MANUFACTURING--1.0%

Ford Motor Credit,

   Global Landmark Securities, 7.45%, 2031                                                    4,228,000                3,243,988

GMAC,

   Bonds, 8%, 2031                                                                            2,558,000                2,497,488

                                                                                                                       5,741,476

BANKING--4.2%

Abbey National,

   Capital Notes, 7.35%, 2049                                                                 3,100,000  (d)           3,430,305

City National,

   Notes, 5.125%, 2013                                                                        1,210,000  (c)           1,218,260

Corp Andina De Fomento,

   Notes, 6.875%, 2012                                                                        1,720,000  (c)           1,777,297

HSBC Bank USA TIGERS,

   Series 2003-2, 4.13625%, 2008                                                             17,500,000  (c,d,e)      17,456,250

Sovereign Bancorp,

   Sr. Notes, 10.5%, 2006                                                                     1,403,000                1,687,108

                                                                                                                      25,569,220

BREWERY--.7%

Anheuser Busch Cos.,

   Notes, 4.5%, 2018                                                                          4,570,000                4,439,344

CABLE & MEDIA--2.2%

America Online,

   Conv. Sub. Notes, 0%, 2019                                                                 2,817,000                1,651,466

                                                                                                     The Fund 7

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                    Amount(a)               Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

CABLE & MEDIA (CONTINUED)

Cox Communications,

   Notes, 6.75%, 2011                                                                         2,684,000                2,975,284

TCI Communication Financing III,

   Gtd. Capital Securities, 9.65%, 2027                                                       2,547,000                2,768,701

USA Interactive,

   Notes, 7%, 2013                                                                            2,151,000  (c)           2,295,666

Viacom,

   Gtd. Sr. Notes, 6.625%, 2011                                                               3,187,000                3,620,996

                                                                                                                      13,312,113

COMMERCIAL MORTGAGE PASS-THROUGH CTFS.--5.1%

CS First Boston Mortgage Securities:

   Ser. 1998-C1, Cl. C, 6.78%, 2040                                                           5,301,000                5,934,150

   Ser. 2001-SPGA, Cl. A2, 6.515%, 2018                                                       3,370,000  (c)           3,727,941

Chase Commercial Mortgage Securities,

   Ser. 2001-245, Cl. A1, 5.576%, 2016                                                        4,343,258  (c,d)         4,667,569

GGP Mall Properties Trust,

   Ser. 2001-C1A, Cl. C2, 5.558%, 2011                                                        7,959,121  (c)           8,503,823

GMAC Commercial Mortgage Securities,

   Ser. 2000-C2, Cl. A1, 7.273%, 2033                                                           937,818                1,037,754

GS Mortgage Securities II,

   Ser. 2001-LIBA, Cl. A2, 6.615%, 2016                                                       5,687,000  (c)           6,204,170

Morgan Stanley Dean Witter Capital I,

   Ser. 2000-1345, Cl. B, 7.468%, 2015                                                          800,000  (c)             930,550

                                                                                                                      31,005,957

CONGLOMERATES--.4%

Tyco International,

   Gtd. Notes, 5.8%, 2006                                                                     2,677,000                2,569,920

CONSUMER GOODS--.3%

Newell Rubbermaid,

   Sr. Notes, 4.625%, 2009                                                                    1,840,000  (f)           1,889,433

ELECTRIC UTILITIES--3.1%

American Electric Power,

   Sr. Notes, Ser. A, 6.125%, 2006                                                            3,500,000                3,724,805

Centerpoint Energy Houston,

   Notes, 6.95%, 2033                                                                         2,816,000  (c)           2,945,775

Consolidated Edison of New York,

   Notes, 4.875%, 2013                                                                        3,715,000                3,811,077

Duke Energy,

   First Mortgage, 3.75%, 2008                                                                1,575,000  (c)           1,574,734

8

                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                    Amount(a)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ELECTRIC UTILITIES (CONTINUED)

Entergy Mississippi,

   First Mortgage, 4.35%, 2008                                                                  675,000                 678,341

Public Service Colorado,

   First Mortgage, 4.875%, 2013                                                               2,487,000  (c)           2,516,294

Virginia Electric & Power,

   Sr. Notes, 4.75%, 2013                                                                     2,167,000  (f)           2,185,361

Xcel Energy,

   Sr. Notes, 7%, 2010                                                                        1,200,000                1,284,000

                                                                                                                      18,720,387

ELECTRONICS--.5%

Hewlett-Packard,

   Global Notes, 5.75%, 2006                                                                  2,841,000                3,079,226

FINANCIAL--2.6%

General Electric Capital:

   Medium Term Notes, Ser. A, 5.45%, 2013                                                     2,415,000                2,533,540

   Notes, 5%, 2013                                                                            2,913,000                2,984,768

Goldman Sachs,

   Notes, 6.125%, 2033                                                                          775,000                  780,236

Household Finance,

   Notes, 7%, 2012                                                                            4,142,000                4,729,257

RenaissanceRe,

   Notes, 5.875%, 2013                                                                        2,530,000                2,573,746

USA Education,

   Medium-Term Notes, Ser. A, 5.625%, 2007                                                    2,132,000                2,332,600

                                                                                                                      15,934,147

FOREIGN/GOVERNMENTAL--6.5%

Canadian Government,

   Bonds, 4%, 2031                                                       CAD                 13,021,000  (g)          11,701,599

Export Development Canada,

   Bonds, 2.75%, 2005                                                                         3,500,000                3,564,985

France O.A.T,

   Bonds, 2.5%, 2013                                                     EUR                 10,000,000  (f,h)        11,313,939

Quebec Province,

   Deb., 3.3%, 2013                                                      CAD                  1,445,000  (g)           1,005,397

U.K. Treasury,

   Bonds, 7.25%, 2007                                                    GBP                  3,795,000                6,842,231

United Mexican States,

   Bonds, 8.3%, 2031                                                                          4,625,000                4,983,437

                                                                                                                      39,411,588

                                                                                                     The Fund 9

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                    Amount(a)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

HEALTH CARE--.3%

HCA-The Healthcare Company,

   Notes, 7.125%, 2006                                                                        1,450,000                1,556,533

INFORMATION/DATA--.5%

IBM,

   Sr. Notes, 4.75%, 2012                                                                     3,135,000                3,226,602

LEASING--.3%

International Lease Finance,

   Notes, 6.375%, 2009                                                                        1,697,000                1,831,238

MEDICAL SERVICES--1.5%

Baxter International,

   Notes, 4.625%, 2015                                                                        5,032,000  (c)           4,887,813

Eli Lilly & Co.,

   Notes, 4.5%, 2018                                                                          4,300,000                4,205,465

                                                                                                                       9,093,278

MINING & METALS--.5%

Alcoa,

   Notes, 6%, 2012                                                                            2,517,000  (f)           2,741,537

MORTGAGE BANKING--1.5%

Countrywide Home Loans,

   Gtd. Medium-Term Notes, Ser. K, 5.625%, 2007                                               2,815,000                3,029,948

IMPAC Secured Assets Owner Trust,

   Ser. 2002-1, Cl. AI3, 5.57%, 2032                                                          5,850,000                5,928,863

                                                                                                                       8,958,811

OIL & GAS--1.0%

Husky Oil,

   Capital Securities, 8.9%, 2028                                                             1,796,000  (d)           2,021,172

Petro-Canada,

   Deb., 7%, 2028                                                                             1,824,000                1,983,151

Valero Energy,

   Sr. Notes, 6.7%, 2013                                                                      1,930,000                2,066,432

                                                                                                                       6,070,755

PAPER & FOREST PRODUCTS--.4%

Weyerhaeuser,

   Notes, 6.75%, 2012                                                                         2,230,000                2,448,901

PROPERTY-CASUALTY INSURANCE--1.3%

Ace Capital Trust II,

   Gtd. Capital Securities, 9.7%, 2030                                                        2,226,000                2,631,399

Liberty Mutual Insurance,

   Surplus Notes, 8.5%, 2025                                                                  1,945,000  (c)           1,628,762

10
                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                    Amount(a)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

PROPERTY-CASUALTY INSURANCE (CONTINUED)

Markel,

   Notes, 6.8%, 2013                                                                          1,720,000                1,723,113

Metlife,

   Sr. Notes, 5.375%, 2012                                                                    2,015,000  (f)           2,104,184

                                                                                                                       8,087,458

PUBLISHING--.2%

Thomson,

   Bonds, 5.75%, 2008                                                                         1,200,000                1,323,901

RESIDENTIAL MORTGAGE PASS--THROUGH CTFS.--2.5%

Chase Mortgage Finance, REMIC:

   Ser. 1998-S5, Cl. B3, 6.5%, 2013                                                             491,089                  516,290

   Ser. 1998-S5, Cl. B4, 6.5%, 2013                                                             409,241                  415,920

GE Capital Mortgage Services,

   REMIC, Ser. 1998-16, Cl. B3, 6.5%, 2013                                                      882,799  (c)             927,321

Norwest Asset Securities:

   Ser. 1997-15, Cl. B1, 6.75%, 2012                                                            676,141                  717,363

   Ser. 1997-16, Cl. B1, 6.75%, 2027                                                          1,620,794                1,720,118

   Ser. 1997-16, Cl. B2, 6.75%, 2027                                                            515,975                  547,592

   Ser. 1998-11, Cl. B2, 6.5%, 2013                                                           1,376,313                1,459,803

   Ser. 1998-13, Cl. B1, 6.25%, 2028                                                          2,819,419                3,010,330

   Ser. 1998-13, Cl. B2, 6.25%, 2028                                                          2,702,061                2,885,025

   Ser. 1998-13, Cl. B6, 6.25%, 2028                                                            353,352  (c)             177,559

Residential Funding Mortgage Securities I:

   Ser. 1998-S9, Cl. B1, 6.5%, 2013                                                             632,901  (c)             668,980

   Ser. 1998-S22, Cl. B1, 6.5%, 2013                                                            403,550                  430,959

   Ser. 1998-S22, Cl. B3, 6.5%, 2013                                                            302,740  (c)             188,456

   Ser. 1998-S22, Cl. M2, 6.5%, 2013                                                            504,635                  516,933

   Ser. 1998-S22, Cl. M3, 6.5%, 2013                                                          1,008,876                1,030,687

                                                                                                                      15,213,336

RETAIL STORES--.4%

Kroger,

   Notes, 7.375%, 2005                                                                        1,660,000                1,794,636

Sears Roebuck Acceptance,

   Notes, 7%, 2032                                                                              910,000                  857,825

                                                                                                                       2,652,461

STRUCTURED INDEX--15.1%

Morgan Stanley TRACERS:

   Ser. 2001-1, 7.252%, 2011                                                                 35,072,000  (c,e)        39,992,741

   Ser. 2002-1, 5.878%, 2007                                                                 16,356,000  (c,e)        17,613,122

   Ser. 2002-5, 6.799%, 2012                                                                 30,090,000  (c,e)        33,821,775

                                                                                                                      91,427,638

                                                                                                     The Fund 11

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                    Amount(a)               Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

TELECOMMUNICATIONS--1.0%

Credit-Backed Steers Trust,

   Ser. 2001 Trust Ctfs., Ser. VZ-1, 5.565%, 2005                                               750,000  (c)             796,875

Sprint Capital,

   Notes, 6%, 2007                                                                            2,582,000                2,620,730

Verizon Florida,

   Deb., 6.125%, 2013                                                                         2,567,000  (f)           2,810,329

                                                                                                                       6,227,934

TOBACCO--.1%

Philip Morris Cos.,

   Notes, 7.65%, 2008                                                                           460,000                  487,153

U.S. GOVERNMENT--15.7%

U.S. Treasury Inflation Protection Securities:

   3.375%, 1/15/2007                                                                          5,811,374  (i)           6,393,700

   3.375%, 4/15/2032                                                                          6,197,414  (i)           7,218,069

   3.625%, 1/15/2008                                                                         59,581,503  (i)          66,684,912

   3.875%, 1/15/2009                                                                          5,843,487  (i)           6,658,884

   3.875%, 4/15/2029                                                                          1,105,120  (i)           1,352,068

   Coupon Strips:

      0%, 10/15/2028                                                                            750,000  (i,j)           690,406

      0%, 4/15/2029                                                                             750,000  (i,j)           690,116

   Principal Strips,

      0%, 4/15/2029                                                                          10,000,000  (i,j)         5,626,133

                                                                                                                      95,314,288

U.S. GOVERNMENT AGENCIES--10.6%

Federal Home Loan Banks,

   Bonds, 5.75%, 5/15/2012                                                                   19,950,000  (f)          22,344,000

Federal Home Loan Mortgage Corp.,

   Notes, 3.5%, 9/15/2007                                                                    13,000,000  (f)          13,365,612

Tennessee Valley Authority,

  Valley Indexed Principal Securities,

   3.375%, 1/15/2007                                                                         26,135,131  (i)          28,303,395

                                                                                                                      64,013,007

U.S. GOVERNMENT AGENCIES/MORTGAGE-BACKED--10.9%

Federal Home Loan Mortgage Corp.,

  REMIC, Gtd. Multiclass Mortgage Participation Ctfs.:

      Ser. 51, Cl. E, 10%, 7/15/2020                                                          1,231,628                1,233,758

      (Interest Only Obligation),

         Ser. 1995, Cl. PY, 7%, 10/15/2027                                                    4,014,925  (k)             536,996

12
                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                    Amount(a)               Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCIES/MORTGAGE-BACKED (CONTINUED)

Federal National Mortgage Association:

   6%                                                                                        13,750,000  (l)          14,256,963

   8%, 12/1/2025                                                                                218,171                  238,827

   REMIC Trust, Gtd. Pass-Through Ctfs.:

      Ser. 1988-16, Cl. B, 9.5%, 6/25/2018                                                      707,515                  804,261

      (Interest Only Obligation),

         Ser. 1996-64, Cl. PM, 7%, 1/18/2012                                                  2,087,324  (k)             229,606

Government National Mortgage Association I:

   6%                                                                                        13,750,000  (l)          14,342,900

   7%, 6/15/2008                                                                                 26,462                   28,422

   9.5%, 11/15/2017                                                                           1,530,525                1,721,350

   Construction Loan,

      6.86%, 4/15/2003                                                                       12,672,165               14,260,146

   Project Loan:

      6.55%, 6/15/2033                                                                        1,781,009                1,953,385

      6.625%, 6/1/2033-9/15/2033                                                              5,856,323                6,438,028

      6.75%, 10/15/2033                                                                       2,155,662                2,387,936

U.S. Government Gtd. Development Participation Ctfs.

  (Gtd. By U.S. Small Business Administration):

      Ser. 1994-20K, Cl. 1, 8.65%, 11/1/2014                                                  2,134,705                2,400,148

      Ser. 1994-20L, Cl. 1, 8.4%, 12/1/2014                                                   3,643,697                4,088,140

      Ser. 1997-20J, Cl. 1, 6.55%, 10/1/2017                                                  1,185,349                1,311,207

                                                                                                                      66,232,073

YANKEE/SOVEREIGN--.8%

Bayer Hypo-Vereinsbank,

   Bonds, 8.741%, 2031                                                                        1,542,000  (c)           1,339,583

Brascan,

   Bonds, 7.375%, 2033                                                                        3,515,000                3,459,252

                                                                                                                       4,798,835

TOTAL BONDS AND NOTES

   (cost $548,592,406)                                                                                               564,291,596
------------------------------------------------------------------------------------------------------------------------------------

PREFERRED STOCKS--1.4%                                                                           Shares                Value ( $)
------------------------------------------------------------------------------------------------------------------------------------

AEROSPACE & DEFENSE--.8%

Raytheon,

   Cum. Conv., $4.125 (units)                                                                    90,000  (m)           4,613,400

                                                                                                     The Fund 13

STATEMENT OF INVESTMENTS (CONTINUED)

PREFERRED STOCKS (CONTINUED)                                                                      Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCIAL--.2%

State Street,

   Cum. Conv., $13.50                                                                             8,373                1,488,636

OIL & GAS--.2%

EXCO Resources,

   Cum. Conv., $1.05                                                                             81,000                1,457,190

TELECOMMUNICATIONS--.2%

Motorola,

   Cum. Conv., $3.50 (units)                                                                     39,469  (n)           1,166,704

TOTAL PREFERRED STOCKS

   (cost $11,707,114)                                                                                                  8,725,930
------------------------------------------------------------------------------------------------------------------------------------

                                                                                              Principal
SHORT-TERM INVESTMENTS--8.2%                                                                  Amount(a)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. TREASURY BILLS:

   1.19%, 4/3/2003                                                                            7,964,000                7,963,443

   1.15%, 5/8/2003                                                                            7,964,000                7,955,080

   1.15%, 6/5/2003                                                                            3,864,000  (j)           3,856,388

   1.15%, 7/3/2003                                                                            7,964,000                7,941,542

   1.10%, 7/24/2003                                                                           7,361,000                7,335,590

   1.11%, 8/28/2003                                                                           7,391,000                7,357,741

   1.11%, 9/25/2003                                                                           7,391,000                7,351,014

TOTAL-SHORT TERM INVESTMENTS

   (cost $49,759,070)                                                                                                 49,760,798
------------------------------------------------------------------------------------------------------------------------------------

OTHER INVESTMENTS--.0%                                                                           Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

REGISTERED INVESTMENT COMPANIES:

Dreyfus Institutional Cash Advantage Fund                                                        15,667  (o)              15,667

Dreyfus Institutional Cash Advantage Plus Fund                                                   15,667  (o)              15,667

Dreyfus Institutional Preferred Plus Money Market Fund                                           15,666  (o)              15,666

TOTAL OTHER INVESTMENTS

   (cost $47,000)                                                                                                         47,000

14

INVESTMENT OF CASH COLLATERAL

   FOR SECURITIES LOANED--6.9%                                                                   Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

REGISTERED INVESTMENT COMPANY;

Dreyfus Institutional Preferred Money Market Fund

   (cost $41,635,397)                                                                        41,635,397                41,635,397
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $651,740,987)                                                            109.5%              664,460,721

LIABILITIES, LESS CASH AND RECEIVABLES                                                           (9.5%)             (57,500,361)

NET ASSETS                                                                                       100.0%              606,960,360

(A) PRINCIPAL AMOUNT STATED IN U.S. DOLLARS UNLESS OTHERWISE NOTED.

    CAD--CANADIAN DOLLARS

    EUR--EUROS

    GBP--BRITISH POUNDS

(B) NON-INCOME PRODUCING--SECURITY IN DEFAULT.

(C) SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES
    ACT OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM
    REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT MARCH 31,
    2003, THESE SECURITIES AMOUNTED TO $158,833,336 OR 26.2% OF NET ASSETS.

(D) VARIABLE RATE SECURITY--INTEREST RATE SUBJECT TO PERIODIC CHANGE.

(E) SECURITY LINKED TO A PORTFOLIO OF DEBT SECURITIES.

(F) ALL OR A PORTION OF THESE SECURITIES ARE ON LOAN. AT MARCH 31, 2003,
    THE TOTAL MARKET VALUE OF THE FUND'S SECURITIES ON LOAN IS $40,620,344
    AND THE TOTAL MARKET VALUE OF THE COLLATERAL HELD BY THE FUND IS
    $41,635,397.

(G) PRINCIPAL AMOUNT FOR ACCRUAL PURPOSES IS PERIODICALLY ADJUSTED BASED ON
    CHANGES IN THE CANADIAN CONSUMER PRICE INDEX.

(H) PRINCIPAL AMOUNT FOR ACCRUAL PURPOSES IS PERIODICALLY ADJUSTED BASED ON
    CHANGES IN THE FRENCH CONSUMER PRICE INDEX.

(I) PRINCIPAL AMOUNT FOR ACCRUAL PURPOSES IS PERIODICALLY ADJUSTED BASED ON
    CHANGES IN THE CONSUMER PRICE INDEX.

(J) PARTIALLY OR WHOLLY HELD BY A BROKER AS COLLATERAL FOR OPEN FINANCIAL
    FUTURES POSITIONS.

(K) NOTIONAL FACE AMOUNT SHOWN.

(L) PURCHASED ON A FORWARD COMMITMENT BASIS.

(M) WITH WARRANTS ATTACHED.

(N) UNITS REPRESENT A CONTRACT TO PURCHASE SHARES OF COMMON STOCK FOR $50
    ON NOVEMBER 16, 2004 AND A SENIOR NOTE WITH A PRINCIPAL AMOUNT OF $50.

(O) INVESTMENTS IN AFFILIATED MONEY MARKET FUNDS--SEE NOTE 3(D).

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                    The Fund 15

STATEMENT OF FINANCIAL FUTURES

March 31, 2003

                                                                   Market Value                                        Unrealized
                                                                     Covered by                                    (Depreciation)
                                            Contracts              Contracts ($)            Expiration           at 3/31/2003 ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCIAL FUTURES SHORT

U.S. Treasury 10 Year Notes                       592                 68,006,000             June 2003               (87,456)

SEE NOTES TO FINANCIAL STATEMENTS.


16

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2003

                                                               Cost        Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments--
   Note 1(c) (including securities loaned,
   valued at $40,620,344)                             651,740,987   664,460,721

Cash                                                                    307,523

Receivable for investment securities sold                            47,658,592

Interest receivable                                                   5,926,633

Receivable for shares of Common Stock subscribed                         15,994

Prepaid expenses                                                        125,211

                                                                    718,494,674
-------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           415,273

Payable for investment securities purchased                          67,294,708

Liability for securities loaned--Note 1(c)                           41,635,397

Payable for shares of Common Stock redeemed                           1,700,955

Payable for futures variation margin--Note 4                             87,456

Net unrealized (depreciation) on forward
  currency exchange contracts--Note 4                                    56,417

Interest payable--Note 2                                                  7,938

Accrued expenses and other liabilities                                  336,170

                                                                     111,534,314
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      606,960,360
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     626,072,845

Accumulated undistributed investment income--net                      3,843,004

Accumulated net realized gain (loss) on investments                (35,527,239)

Accumulated net unrealized appreciation (depreciation) on investments and foreign currency transactions [including ($87,456) net unrealized
  (depreciation)
  on financial futures]                                              12,571,750
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      606,960,360
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(100 million shares of $.001 par value Common Stock authorized)      42,992,998

NET ASSET VALUE, offering and redemption price per share ($)              14.12

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                    The Fund 17

STATEMENT OF OPERATIONS

Year Ended March 31, 2003

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

Interest                                                            31,044,155

Cash dividends                                                       1,478,497

Income from securities lending                                          59,610

TOTAL INCOME                                                        32,582,262

EXPENSES:

Management fee--Note 3(a)                                            3,859,289

Shareholder servicing costs--Note 3(b)                               1,291,819

Custodian fees--Note 3(b)                                              100,138

Prospectus and shareholders' reports                                    98,343

Directors' fees and expenses--Note 3(c)                                 46,317

Professional fees                                                       42,398

Registration fees                                                       31,927

Interest expense--Note 2                                                25,405

Miscellaneous                                                            7,184

TOTAL EXPENSES                                                       5,502,820

INVESTMENT INCOME--NET                                              27,079,442
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments and foreign currency
transactions                                                        10,475,116

Net realized gain (loss) on financial futures                        (943,969)

Net realized gain (loss) on options transactions                       190,430

Net realized gain (loss) on forward currency exchange contracts      1,727,730

Net realized gain (loss) on swap transactions                        (294,186)

NET REALIZED GAIN (LOSS)                                            11,155,121

Net unrealized appreciation (depreciation) on investments
  and foreign currency transactions (including $448,863 net
  unrealized appreciation on financial futures)                     19,596,533

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              30,751,654

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                57,831,096

SEE NOTES TO FINANCIAL STATEMENTS.

18

STATEMENT OF CHANGES IN NET ASSETS

                                                      Year Ended March 31,
                                             -----------------------------------
                                                     2003             2002
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                         27,079,442        34,387,279

Net realized gain (loss) on investments        11,155,121       (17,675,251)

Net unrealized appreciation (depreciation)
   on investments                              19,596,533        (6,791,951)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   57,831,096         9,920,077
--------------------------------------------------------------------------------

NET EQUALIZATION CREDITS--NOTE 1(F) ($)           --                113,366
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                       (29,666,042)       (36,987,052)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold                 125,627,329       112,486,430

Dividends reinvested                           26,074,297        31,900,131

Cost of shares redeemed                     (146,146,837)      (122,485,284)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS            5,554,789          21,901,277

TOTAL INCREASE (DECREASE) IN NET ASSETS      33,719,843          (5,052,332)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           573,240,517          578,292,849

END OF PERIOD                                 606,960,360          573,240,517

Undistributed investment income--net            3,843,004            2,714,454
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                     9,158,234            8,141,295

Shares issued for dividends reinvested          1,905,342            2,310,011

Shares redeemed                              (10,636,852)          (8,905,953)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     426,724            1,545,353

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                   The Fund 19

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                                                                            Year Ended March 31,
                                                                 ------------------------------------------------------------------
                                                                 2003           2002(a)       2001          2000           1999
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            13.47           14.10        13.65          13.99         14.75

Investment Operations:

Investment income--net                                            .63(b)          .81(b)       .84            .85           .83

Net realized and unrealized
   gain (loss) on investments                                     .71            (.56)         .47           (.34)         (.54)

Total from Investment Operations                                 1.34             .25         1.31            .51           .29

Distributions:

Dividends from investment income--net                            (.69)           (.88)        (.86)          (.85)         (.84)

Dividends from net realized
   gain on investments                                             --              --           --             --          (.21)

Total Distributions                                              (.69)           (.88)        (.86)          (.85)        (1.05)

Net asset value, end of period                                  14.12           13.47        14.10          13.65         13.99
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                10.30            1.68         9.94           3.85          2.05
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                           .93             .93          .91           1.00           .96

Ratio of net investment income
   to average net assets                                         4.56            5.87         6.29           6.20          5.78

Portfolio Turnover Rate                                        636.05          533.95       718.67         557.83        255.27
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                         606,960         573,241      578,293        453,295       576,499

(A)      AS REQUIRED, EFFECTIVE APRIL 1, 2001, THE FUND HAS ADOPTED THE
         PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT
         COMPANIES AND BEGAN AMORTIZING DISCOUNT OR PREMIUM ON FIXED INCOME
         SECURITIES ON A SCIENTIFIC BASIS AND INCLUDING PAYDOWN GAINS AND LOSSES
         IN INTEREST INCOME. THE EFFECT OF THESE CHANGES FOR THE PERIOD ENDED
         MARCH 31, 2002 WAS TO DECREASE NET INVESTMENT INCOME PER SHARE BY $.04,
         INCREASE NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS PER
         SHARE BY $.04 AND DECREASE THE RATIO OF NET INVESTMENT INCOME TO
         AVERAGE NET ASSETS FROM 6.15% TO 5.87%. PER SHARE DATA AND
         RATIOS/SUPPLEMENTAL DATA FOR PERIODS PRIOR TO APRIL 1, 2001 HAVE NOT
         BEEN RESTATED TO REFLECT THESE CHANGES IN PRESENTATION.

(B)      BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

SEE NOTES TO FINANCIAL STATEMENTS.

20

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus A Bonds Plus, Inc. (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act" ), as a diversified open-end management investment company. The fund's investment objective was to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity. On December 18, 2002, fund shareholders approved changing the fund's objective. Effective January 20, 2003, the fund changed its objective to maximize total return, consisting of capital appreciation and current income. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. (" Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to the public without a sales charge.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (excluding short-term investments, other than U.S. Treasury Bills, options and financial futures) are valued each business day by an independent pricing service (the "Service") approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities) . Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the

                                                                  The Fund 21

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

direction of the Board of Directors. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value. Financial futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Options traded over-the-counter are priced at the mean between the bid prices and asked prices. Swap transactions are valued daily based upon quotations from market makers. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund receives net earnings credits based on available cash balances left on deposit.

22

The fund may lend securities to qualified institutions. At origination, all loans are secured by cash collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan will be maintained at all times. Cash collateral is invested in certain money market mutual funds managed by the Manager as shown in the fund's Statement of Investments. The fund will be entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund would bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code"). To the extent that net realized capital gain, can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

On March 31, 2003, the Board of Directors declared a cash dividend of $.055 per share from undistributed investment income-net, payable on April 1, 2003 (ex-dividend date) , to shareholders of record as of the close of business on March 31, 2003.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

At March 31, 2003, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $4,985,576, accumulated capital losses $34,651,353 and unrealized appreciation

                                                                    The Fund 23

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

$10,288,085. In addition, the fund had $342,122 of capital losses realized after October 31, 2002, which were deferred for tax purposes to the first day of the following fiscal year.

The accumulated capital loss carryover is available to be applied against future net securities profits, if any, realized subsequent to March 31, 2003. The amount of this loss which can be utilized in subsequent years is subject to an annual limitation due to the fund's merger with Dreyfus Strategic Governments Income, Inc. If not applied, $831,251 of the carryover expires in fiscal 2004, $811,068 expires in fiscal 2006, $4,281,999 expires in fiscal 2007, $15,846,919 expires in fiscal 2008, $10,726,778 expires in fiscal 2010 and $2,153,338 expires in fiscal 2011.

The tax character of distributions paid to shareholders during the fiscal years ended March 31, 2003 and March 31, 2002, were as follows: ordinary income $29,666,042 and $36,987,052, respectively.

During the period ended March 31, 2003, as a result of permanent book to tax differences, the fund increased accumulated undistributed investment income-net by $3,715,150, decreased net realized gain (loss) on investments by $3,465,152 and decreased paid-in capital by $249,998. Net assets were not affected by this reclassification.

(f) Equalization: For the year ended March 31, 2002, the fund followed the accounting practice known as "equalization" by which a portion of the amounts received on issuances and the amounts paid on redemptions of fund shares (equivalent, on a per share basis, to the amount of distributable investment income-net on the date of the transaction) is allocated to undistributed investment income-net so that undistributed investment income-net per share is unaffected by fund shares issued or redeemed. Effective April 1, 2002, the fund no longer followed the accounting practice of equalization.

NOTE 2--Bank Lines of Credit:

The fund may borrow up to $20 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including

24

the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings.

The average daily amount of borrowings outstanding under the leveraging arrangement during the period ended March 31, 2003, was approximately $1,126,000, with a related weighted average annualized interest rate of 2.26%.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .65 of 1% of the value of the fund' s average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses of the fund, exclusive of taxes, interest on borrowings, brokerage commissions and extraordinary expenses, exceed 11_2% of the value of the fund's average daily net assets, the fund may deduct from the payments to be made to the Manager, or the Manager will bear, the amount of such excess expense. During the period ended March 31, 2003, there was no expense reimbursement pursuant to the Agreement.

(b) Under the Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25 of 1% of the value of the fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended March 31, 2003, the fund was charged $471,079 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended March 31, 2003, the fund was charged $227,950 pursuant to the transfer agency agreement.

                                                                   The Fund 25

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended March 31, 2003, the fund was charged $100,138 pursuant to the custody agreement.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $40,000 and an attendance fee of $6,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board Members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

(d) Pursuant to an exemptive order from the Securities and Exchange Commission, the fund may invest its available cash balances in affiliated money market funds as shown in the fund's Statement of Investments. Management fees are not charged to these accounts. The fund derived $342,422 in income from these investments, which is included as dividend income in the fund's Statement of Operations.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, financial futures, forward currency exchange contracts, options transactions and swap transactions during the period ended March 31, 2003, amounted to $3,702,847,000 and $3,753,065,998, respectively.

The following summarizes the fund' s call/put options written for the period ended March 31, 2003:

                                                    Face Amount                                      Options Terminated
                                                                                           -----------------------------------------
                                                     Covered by            Premiums                                 Net Realized
Options Written:                                  Contracts ($)          Received ($)           Cost ($)                Gain ($)
------------------------------------------------------------------------------------------------------------------------------------

Contracts outstanding
    March 31, 2002                                           --                 --

Contracts written                                   150,000,000             272,461

Contracts terminated;
    Closed                                          150,000,000             272,461              82,031                  190,430

CONTRACTS OUTSTANDING
    MARCH 31, 2003                                           --  --

26

The fund may purchase and write (sell) put and call options in order to gain exposure to or to protect against changes in the market.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund would incur a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund would realize a loss, if the price of the financial instrument increases between those dates.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund would incur a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund would realize a loss, if the price of the financial instrument decreases between those dates.

The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to "mark to market" on a daily basis, which reflects the change in the market value of the contracts at the close of each day's trading. Typically, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the fund recognizes a realized gain or loss. These investments require initial margin deposits with a broker, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at March 31, 2003, are set forth in the Statement of Financial Futures.

                                                                   The Fund 27

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to settle foreign currency transactions. When executing forward currency exchange contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. The fund is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract. The following summarizes open forward currency exchange contracts at March 31, 2003:

                                           Foreign
Forward Currency                          Currency                                                    Unrealized
Exchange Contracts                        Amounts         Proceeds ($)            Value ($)          (Depreciation) ($)
-----------------------------------------------------------------------------------------------------------------------

SALES;

Canadian dollar,
    expiring 6/23/2003                   7,233,000        4,840,506             4,896,923              (56,417)

The fund may enter into swap agreements to exchange the interest rate on, or return generated by, one nominal instrument for the return generated by another nominal instrument.

Credit default swaps involve commitments to pay a fixed rate in exchange for payment if a credit event affecting a third party (the referenced company) occurs. Credit events may include a failure to pay interest, bankruptcy, or restructuring. Net periodic interest payments to be received or paid are accrued daily and are recorded in the Statement of Operations as an adjustment to interest income. Credit default swaps

28

are marked-to-market daily and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations. As of March 31, 2003, there were no credit default swaps outstanding.

Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations. Periodic payments received or made at the end of each measurement period, but prior to termination, are recorded as realized gains or losses in the Statement of Operations. As of March 31, 2003, there were no total return swaps outstanding.

Realized gains or losses on maturity or termination of swaps are presented in the Statement of Operations. Risks may arise upon entering into these agreements from the potential inability of the counterparties to meet the terms of the agreement and are generally limited to the amount of net payments to be received, if any, at the date of default.

At March 31, 2003, the cost of investments for federal income tax purposes was $654,168,526 accordingly, accumulated net unrealized appreciation on investments was $10,292,195 consisting of $22,287,468 gross unrealized appreciation and $11,995,273 gross unrealized depreciation.

                                                                    The Fund 29

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors  Dreyfus A Bonds Plus, Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus A Bonds Plus, Inc., including the statements of investments and financial futures, as of March 31, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of March 31, 2003 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus A Bonds Plus, Inc. at March 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.

Ernst & Young LLP

New York, New York

May 9, 2003

30

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund hereby designates 4.31% of the ordinary dividends paid during the fiscal year ended March 31, 2003 as qualifying for the corporate dividends received deduction. Shareholders will receive notification in January 2004 of the percentage applicable to the preparation of their 2003 income tax returns.

                                                                   The Fund 31

PROXY RESULTS (Unaudited)

The fund held a special meeting of shareholders on December 18, 2002. The proposal considered at the meeting, and the results, are as follows:

                                                                                           Shares
                                                         --------------------------------------------------------------------------
                                                                 For                       Against                     Abstained
                                                         --------------------------------------------------------------------------

To change the fund's
   investment objective                                   24,583,948                      1,784,264                       925,632

32

BOARD MEMBERS INFORMATION (Unaudited)

JOSEPH S. DIMARTINO (59)

CHAIRMAN OF THE BOARD (1995)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* The Muscular Dystrophy Association, Director

* Levcor International, Inc., an apparel fabric processor, Director

* Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director

* The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 191

                              --------------

DAVID P. FELDMAN (63)

BOARD MEMBER (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* BBH Mutual Funds Group (11 funds), Director

* The Jeffrey Company, a private investment company, Director

* QMED, a medical device company, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 53

                              --------------

JAMES F. HENRY (72)

BOARD MEMBER (1976)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President, CPR Institute for Dispute Resolution, a non-profit organization principally engaged in the development of alternatives to business litigation (Retired 2003)

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 24

                              --------------

ROSALIND GERSTEN JACOBS (77)

BOARD MEMBER (1982)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Merchandise and marketing consultant

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 37

                                                                    The Fund 33

BOARD MEMBERS INFORMATION (Unaudited) (CONTINUED)

DR. PAUL A. MARKS (76)

BOARD MEMBER (1979)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President and Chief Executive Officer of Memorial Sloan-Kettering Cancer Center (Retired 1999)

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Pfizer, Inc., a pharmaceutical company, Director-Emeritus

* Atom Pharm, Director

* Lazard, Senior Adviser

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 24

                              --------------

DR. MARTIN PERETZ (63)

BOARD MEMBER (1976)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Editor-in-Chief of The New Republic Magazine

* Lecturer in Social Studies at Harvard University (1965-2001)

* Co-Chairman of TheStreet.com, a financial daily on the web

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Academy for Liberal Education, an accrediting agency for colleges and universities certified by the U.S. Department of Education, Director

* Digital Learning Group, LLC, an online publisher of college textbooks, Director

* Harvard Center for Blood Research, Trustee

* Bard College, Trustee

* YIVO Institute for Jewish Research, Trustee

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 24

                              --------------

BERT W. WASSERMAN (70)

BOARD MEMBER (1993)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Financial Consultant

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Lillian Vernon Corporation, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 24

                              --------------

ONCE ELECTED ALL BOARD MEMBERS SERVE FOR AN INDEFINITE TERM. ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS, INCLUDING THEIR ADDRESS, IS AVAILABLE IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION WHICH CAN BE OBTAINED FROM DREYFUS FREE OF CHARGE BY CALLING THIS TOLL FREE NUMBER: 1-800-554-4611.

JOHN M. FRASER, JR., EMERITUS BOARD MEMBER

IRVING KRISTOL, EMERITUS BOARD MEMBER

34

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

     Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 94 investment companies (comprised of 188 portfolios) managed by the Manager. Mr. Canter also is a Board member, and where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 57 years old and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, EXECUTIVE VICE PRESIDENT SINCE NOVEMBER 2002.

     Chief Investment Officer, Vice Chairman and a Director of the Manager, and an officer of 94 investment companies (comprised of 188 portfolios) managed by the Manager. Mr. Byers also is an Officer, Director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 49 years old and has been an employee of the Manager since January 2000. Prior to joining the Manager, he served as an Executive Vice President-Capital Markets, Chief Financial Officer and Treasurer at Gruntal & Co., L.L.C.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

     Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 95 investment companies (comprised of 204 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since June 1977.

MICHAEL A. ROSENBERG, SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 93 investment companies (comprised of 200 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since October 1991.

ROBERT R. MULLERY, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 26 investment companies (comprised of 65 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since May 1986.

STEVEN F. NEWMAN, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel and Assistant Secretary of the Manager, and an officer of 95 investment companies (comprised of 204 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since July 1980.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

     Director - Mutual Fund Treasury Accounting of the Manager, and an officer of 95 investment companies (comprised of 204 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since April 1985.

                                                                    The Fund 35

OFFICERS OF THE FUND (Unaudited) (CONTINUED)

ERIK D. NAVILOFF, ASSISTANT TREASURER SINCE DECEMBER 2002.

     Senior Accounting Manager - Taxable Fixed Income Funds of the Manager, and an officer of 18 investment companies (comprised of 76 portfolios) managed by the Manager. He is 34 years old and has been an employee of the Manager since November 1992.

KENNETH SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

     Mutual Funds Tax Director of the Manager, and an officer of 95 investment companies (comprised of 203 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since June 1993.

WILLIAM GERMENIS, ANTI-MONEY LAUNDERING COMPLIANCE OFFICER SINCE  SEPTEMBER
2002.

     Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 90 investment companies (comprised of 199 portfolios) managed by the Manager. He is 32 years old and has been an employee of the Distributor since October 1998. Prior to joining the Distributor, he was a Vice President of Compliance Data Center, Inc.


                      For More Information

                        Dreyfus
                        A Bonds Plus, Inc.
                        200 Park Avenue
                        New York, NY 10166

                      Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                      Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                      Transfer Agent &
                      Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                      Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request to info@dreyfus.com

ON THE INTERNET Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2003 Dreyfus Service Corporation 084AR0303